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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.1

                            POWER PURCHASE AGREEMENT
                                     BETWEEN
                EXELON GENERATION COMPANY AND PECO ENERGY COMPANY

         THIS AGREEMENT (hereinafter, the "Agreement") is made and entered into as of the first day of January, 2001 by and between Exelon Generation Company, LLC (hereinafter referred to as "Exelon Generation") and PECO Energy Company (hereinafter referred to as "PECO Energy") (hereinafter individually referred to as "Party" or collectively as "Parties").

         WHEREAS, pursuant to the corporate restructuring of PECO Energy Company (the "Restructuring"), which has been approved by the Pennsylvania Public Utility Commission, the Federal Energy Regulatory Commission ("FERC"), the Nuclear Regulatory Commission, and the Securities and Exchange Commission ("SEC"), PECO Energy and Exelon Generation will be separate corporate affiliates directly or indirectly held by Exelon Corporation, which is a holding company registered with the SEC under the Public Utility Holding Act of 1935; and

         WHEREAS, PECO Energy has responsibility for operating the transmission and distribution systems of PECO Energy and, for the duration of the intangible transition charge and competitive transition charge recovery period, for serving as provider-of-last resort ("PLR") for all retail customers located in the PECO Zone as defined by PJM who do not purchase power from an alternative electric generation supplier or from any Competitive Default Supplier ("PLR Customers"); and

         WHEREAS, as a result of the transfer of the generation assets and contract rights of PECO Energy to Exelon Generation that is part of the Restructuring, Exelon Generation will have the responsibility for operating the generation and generation related assets of Exelon Generation, and will, pursuant to this Agreement, have responsibility for selling the capacity and energy associated with these assets and rights to PECO Energy to enable PECO Energy to serve PLR Customers; and

         NOW THEREFORE, in consideration of the premises, the mutual agreements set forth herein and other good and valuable consideration, and intending to be legally bound hereby, the Parties agree as follows:

1.       FULL REQUIREMENTS RETAIL PRODUCT

During the Term, Exelon Generation will provide and sell to PECO Energy, and PECO Energy will accept and purchase, Full Retail Requirements ("FRR") - Load Following Energy and Capacity from Exelon Generation for the sole purpose of supplying all of PECO Energy's PLR Customer load located in the PECO Zone as defined by PJM receiving any service under PECO Energy's retail tariff on file with the Pennsylvania Public Utility Commission as the same may be amended from time to time. From January 10, 2001, PECO Energy commits that the energy and

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

capacity pricing contained in any special contracts or proposed rates or riders under its retail tariff will enhance margin on a Company-wide basis.

2.       TERM

FRR deliveries to PECO Energy under this Agreement shall commence as of the hour ending 0100 on January 01, 2001 and continue through the remaining duration of PECO Energy's PLR service obligations, which end in the hour ending 2400 on December 31, 2010.

3.       ENERGY AND CAPACITY AMOUNTS

Exelon Generation will provide PECO Energy with energy, in amounts required to serve 100% of PECO Energy's PLR Customer load (grossed up for losses) for the Term subject to conditions set forth herein. Exelon Generation shall also provide PECO Energy with Unforced Capacity Credits, and/or Network Resource equivalents (each as defined by the Office of Interconnection of the PJM Interconnection, L.L.C. or its successor ("PJM")) for the Term in amounts required to meet 100% of PECO Energy's Unforced Capacity obligation as determined by PJM.

         3.1      ENERGY AMOUNT
         Exelon Generation will deliver energy to PECO Energy in an amount necessary to meet PECO Energy's hourly load obligations for PLR Customers ("Scheduled Energy Amount"). The Scheduled Energy Amount for each hour will be determined by subtracting from the "day after" calculated total PECO Energy territory load, the aggregate of alternative electric generation suppliers' and Competitive Default Suppliers' "Net Load Schedules" for retail customers located in PECO Energy's service territory (as determined in accordance with Section 7 of PECO Energy's Electric Generation Supplier Coordination Tariff, on file with the PaPUC, Tariff Electric PaPUC No. 1S, as it may be modified from time to time) (the "Supplier Tariff').

         The Scheduled Energy Amount will be delivered at the Delivery Point, as specified in Section 6 of this Agreement.

         3.2      CAPACITY AMOUNT
         Exelon Generation will deliver capacity to PECO Energy in an amount ("Scheduled Capacity Amount") necessary to meet PECO Energy's daily Unforced Capacity obligation as determined by PJM.

4.       FORECASTING AND SCHEDULING REQUIREMENTS

PECO Energy will provide to Exelon Generation, upon request, all information needed by Exelon Generation to calculate or verify PECO Energy's Scheduled Energy Amount for each hour. Such information includes, but is not limited to, the "day after" calculated hourly loads for


                                       2
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the PECO Energy territory and the aggregated Net Load Schedules of the load supplied by alternative electric generation suppliers and Competitive Default Suppliers in the PECO Energy territory.

PECO Energy and Exelon Generation will be responsible for scheduling and confirming PECO Energy's net load schedule and net capacity schedule with PJM in accordance with established PJM procedures. In the event that a Party fails to fulfill this daily responsibility, that Party will make the other whole with respect to the net cost of the error. Notwithstanding the above, in no event shall either Party be required to pay for any error arising from an event which was beyond said Party's reasonable control, was not the result of the Party's negligence, and which, by exercise of due diligence, the Party was unable to overcome or avoid.

5.       TRANSMISSION

         5.1      NETWORK TRANSMISSION SERVICE

         PECO Energy will arrange for Network Transmission Service as defined by PJM.
         [********************************************************************]

         5.2      OTHER TRANSMISSION SERVICE PRODUCTS

         PECO Energy will arrange for all other transmission service products with PJM as necessary in amounts required to serve PECO Energy's PLR Customers.
         [*******************************************************************.]

         5.3      FIXED TRANSMISSION RIGHTS

         PECO Energy will assign to Exelon Generation in accordance with PJM procedures any Fixed Transmission Rights ("FTRs") obtained using PECO Energy PLR Customer load and Exelon Generation capacity network resources.
         [*******************************************************************.]

         5.4      NETWORK RESOURCE DESIGNATION

         Exelon Generation will designate network resources to serve PECO Energy's PLR Customer load to enable use of PJM's Network Transmission Service to serve PECO Energy's PLR Customer load. Notwithstanding, the specific units designated by Exelon Generation may or may not be used, at Exelon Generation's sole discretion, to serve PECO Energy's PLR Customer load.

6.       DELIVERY POINT


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The Delivery Point will be the "PECO Zone" load bus as defined by PJM.

7.       GROSS RECEIPTS TAX

PECO Energy will be responsible for collecting Pennsylvania Gross Receipts Tax, or the successor thereto, from its PLR Customers and remitting revenue to the Commonwealth of Pennsylvania.[**************************************************
********************************************************************************
***************************.]

8.       PJM CHARGES TO LOAD SERVING ENTITIES

[*******************************************************************************
********************************************************************************
******************.]

9.       PRICING AND PAYMENT TO EXELON GENERATION

[*******************************************************************************
********************************************************************************
********************]

         9.1      [*****************************]


         [**********************************************************************
         ***********************************************************************
         ***********************************************************************
         *******************************************************]:

                  1)
                                [***********************************************
                         *******************************************************
                         *******************************************************
                         ***]

                  2)
                                [***********************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *****************************************************].

10.      AUTHORITY


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



This sale is made under the authority of Exelon Generation's market based rates tariff on file with the FERC and shall be governed by the terms and conditions of said tariff as the same may be amended from time to time, to the extent not inconsistent with this Agreement.

11.      ASSIGNMENT

Neither Party may assign its rights or obligations under this Agreement.


                                       5
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         IN WITNESS WHEREOF, and intending to be legally bound, the Parties have executed this Agreement by the undersigned duly authorized representatives as of the date first stated above.

--------------------------------------------------------------------------------
Exelon Generation Company, LLC               PECO Energy Company
--------------------------------------------------------------------------------
By:    /s/ John L. Settelen                  By:    /s/ Kenneth G. Lawrence
    -----------------------------------      --------------------------------
--------------------------------------------------------------------------------
Name:  John L. Settelen                      Name:  Kenneth G. Lawrence
      ---------------------------------      -----------------------------------
--------------------------------------------------------------------------------
Title: Treasurer                             Title: President
       --------------------------------      -----------------------------------
--------------------------------------------------------------------------------


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